UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  June 29, 2010

SPORT CHALET, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-20736	95-4390071
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Sport Chalet Drive, La Canada, CA 91011
(Address of principal executive offices) (Zip Code)

(818) 949-5300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

By a letter dated June 29, 2010, Frederick H. Schneider notified the Board of Directors (the "Board") of Sport Chalet, Inc. (the "Company") that he would not stand for re-election as a director of the Company at the 2010 annual meeting of stockholders.  Mr. Schneider did not refuse to stand for re-election because of a disagreement with the Company on any matter relating to the Company's operations, policies or practices.  A copy of the letter is attached as Exhibit 99.1 to this Report.

Item 7.01	Regulation FD Disclosure.

The Bylaws of the Company provide that the number of directors shall be fixed from time to time by the Board, but shall not be less than three.  On June 30, 2010, the Board (1) increased the number of directors from six to seven, (2) determined that the 2010 annual meeting of stockholders (the "Meeting") will be held at the Company's executive offices located at One Sport Chalet Drive, La Canãda, California 91011, on Tuesday, August 3, 2010 at 9:00 a.m. (local time) for the purpose of electing seven persons as the directors of the Company, ratifying the appointment of Moss Adams LLP as the Company's independent public accounting firm for fiscal 2011 and transacting such other business as properly may come before the Meeting, and (3) approved the Board's nominees for election as directors at the Meeting.

On June 30, 2010, the Company issued a press release announcing that the Board had taken the foregoing actions.  A copy of the press release is attached as Exhibit 99.2 to this Report and is incorporated herein by this reference.

The Company is filing a definitive proxy statement with the Securities and Exchange Commission that contains additional information concerning the matters to be considered at the Meeting, and stockholders are encouraged to read that proxy statement before making any voting decisions regarding those matters.

The information furnished in Item 7.01 of this Report, including the exhibit incorporated by reference, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section.  This information will not be deemed incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this Report.  The furnishing of the information in Item 7.01 is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Report contains is material investor information that is not otherwise publicly available.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
99.1	Letter of Frederick H. Schneider dated June 29, 2010.
99.2	Press release dated June 30, 2010, entitled: "Sport Chalet Announces 2010 Annual Meeting of Stockholders.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORT CHALET, INC.

Date: June 30, 2010	By:	/s/ Howard K. Kaminsky
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
99.1	Letter of Frederick H. Schneider dated June 29, 2010.
99.2	Press release dated June 30, 2010, entitled: "Sport Chalet Announces 2010 Annual Meeting of Stockholders.”